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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all reference to our Firm) included in or made part of this Registration Statement.




                                                   /s/ Arthur Andersen
                                                   -------------------
                                                       Arthur Andersen


June 14, 2000
Hamilton, Bermuda